UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): December 20, 2018

SOUTH JERSEY INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037

(Address of principal executive offices) (Zip Code)

(609) 561-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2018, Elizabethtown Gas Company (the “Company”), an indirect wholly-owned subsidiary of South Jersey Industries, Inc. (“SJI”), issued $530 million aggregate principal amount of its First Mortgage Bonds, Series 2018A (the “Series 2018A Bonds”), which were issued in five Tranches as follows: (a) 4.02% First Mortgage Bonds, Series 2018A-1, due December 20, 2028 in the aggregate principal amount of $50,000,000 (the “Series 2018A-1 Bonds”); (b) 4.22% First Mortgage Bonds, Series 2018A-2, due December 20, 2033 in the aggregate principal amount of $55,000,000 (the “Series 2018A-2 Bonds”); (c) 4.29% First Mortgage Bonds, Series 2018A-3, due December 20, 2038 in the aggregate principal amount of $150,000,000 (the “Series 2018A-3 Bonds”); (d) 4.37% First Mortgage Bonds, Series 2018A-4, due December 20, 2048 in the aggregate principal amount of $200,000,000 (the “Series 2018A-4 Bonds”); and (e) 4.52% First Mortgage Bonds, Series 2018A-5, due December 20, 2058 in the aggregate principal amount of $75,000,000 (the “Series 2018A-5 Bonds”).

The Series 2018A Bonds were issued under that First Mortgage Indenture dated as of July 2, 2018 (the “Indenture”) between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), as supplemented by that First Supplement dated as of December 20, 2018 between the Company and the Trustee (the “First Supplement”), pursuant to a Bond Purchase Agreement dated as of December 20, 2018 between the Company and the purchasers named therein (the “Bond Purchase Agreement”).

The Series 2018A Bonds of the respective Tranches bear interest and are payable at maturity as follows:

Tranche of Bond	Aggregate Principal Amount	Interest Rate	Maturity Date
Series 2018A-1	$50,000,000	4.02%	December 20, 2028
Series 2018A-2	$55,000,000	4.22%	December 20, 2033
Series 2018A-3	$150,000,000	4.29%	December 20, 2038
Series 2018A-4	$200,000,000	4.37%	December 20, 2048
Series 2018A-5	$75,000,000	4.52%	December 20, 2058

Interest on the Series 2018A Bonds is payable semiannually on June 20 and December 20 of each year, commencing June 20, 2019. The entire unpaid principal amount of each Tranche becomes due and payable on the respective dates set forth above.

The Company may prepay, at any time or from time to time, all or any portion of the Series 2018A Bonds, in an amount not less than 5% of the aggregate principal amount of all of the Series 2018A Bonds then outstanding in the case of a partial prepayment, together with interest accrued thereon to the date of such prepayment as well as a “make-whole amount” to be calculated as provided in the Bond Purchase Agreement.

The proceeds from the sale of the Series 2018A Bonds will used to repay short-term indebtedness under the Company’s $530,000,000 364-day term loan Credit Agreement dated as of June 26, 2018 among the Company, SJI, the lenders party thereto and Bank of America, N.A., as Administrative Agent.

The Indenture provides for the issuance by the Company from time to time of bonds, notes or other evidences of indebtedness (“Bonds”) that are secured by a lien on substantially all of the operating properties and franchises of the Company (other than excepted property, as set forth in the Indenture). The Indenture contains provisions subjecting after-acquired property (other than excepted property) to the lien thereof and limits the ability of the Company to create liens, other than the lien created by the Indenture, on its properties.

The Indenture provides that Bonds may be issued, subject to the provisions of the Indenture, in principal amounts equal to (a) 70% of value of property (calculated as the lower of Cost or Fair Value, as such terms are defined in the Indenture) subject to the lien of the Indenture, which value of property cannot then be used as the basis for taking other actions under the Indenture, such as issuing additional Bonds, (b) the amount of cash deposited with the Trustee for the purpose of obtaining the authentication of such additional Bonds or (c) the aggregate principal amount of previously issued Bonds that have been retired and not previously been used by the Company for any purpose under the Indenture. The Indenture also contains provisions for having property released from the lien of the Indenture.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest and the breach of other agreements in the Indenture. Generally, if an event of default occurs and is not cured within the time period specified, the Mortgage Trustee or the holders of at least 25% in principal amount of the Bonds then outstanding may declare all the outstanding Bonds to be due and payable immediately.

No indebtedness was created in connection with entering into the Indenture. The initial issuance of Bonds under the Indenture was the Series 2018A Bonds. In connection with the issuance of the Series 2018A Bonds, the Company and Trustee entered into the First Supplement on December 20, 2018, which authorized the issuance of up to an aggregate of $530 million of Series 2018A Bonds in five Tranches as described above. The First Supplement also made certain changes to the Indenture regarding events of default and amounts payable in the event Bonds become due and payable by acceleration prior to their scheduled payment dates.

A copy of the Indenture, the First Supplement (including forms of each of the five Tranches of Series 2018A Bonds), and the Bond Purchase Agreement are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01. The foregoing summaries of the Indenture, the First Supplement (including the forms of each of the five Tranches of Series 2018A Bonds) and the Bond Purchase Agreement are qualified in their entirety by reference to the text of such documents filed herewith.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	First Mortgage Indenture, dated as of July 2, 2018, between Elizabethtown Gas Company and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture, dated as of December 20, 2018, between Elizabethtown Gas Company and Wilmington Trust, National Association, as Trustee, including forms of the Series 2018A-1 Bonds, the Series 2018A-2 Bonds, the Series 2018A-3 Bonds, the Series 2018A-4 Bonds and the Series 2018A-5 Bonds.

10.1	Bond Purchase Agreement, dated as of December 20, 2018, between Elizabethtown Gas Company and the purchasers listed therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Dated: December 26, 2018	By:	/s/ Ann T. Anthony
Name: Ann T. Anthony Title: Vice President and Treasurer